================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 APRIL 30, 2004
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)


                  MARYLAND                                       36-3857664
        (State or other jurisdiction                          (I.R.S. Employer
     of incorporation or organization)                       Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                        60606
  (Address of principal executive offices)                       (Zip Code)



                                 (312) 279-1400
              (Registrant's telephone number, including area code)

================================================================================

ITEM 2. ACQUISITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") have acquired or invested in 58 manufactured home communities ("Communities") and park model communities ("Resorts") during the period from January 1, 2004 through April 30, 2004. Of these communities, 30 were reported on Form 8-K dated March 2, 2004, and 28 were reported on Form 8-K dated March 3, 2004. The combined investment in these 58 properties was approximately $377.4 million.

                       MANUFACTURED HOME COMMUNITIES, INC.
              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                      REQUIRED UNDER ITEM 7(b) OF FORM 8-K

MANUFACTURED HOME COMMUNITIES, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED

The following unaudited Pro Forma Condensed Consolidated Balance Sheet presents the effect of the acquisition of ten properties from Diversified Investments, Inc. ("Diversified"), the NHC Portfolio ("NHC Portfolio"), and O'Connell's, Spring Gulch, Paradise, Twin Lakes, and Lakeside ("Other 2004 Acquisitions"). The Pro Forma also includes the investment of $29.7 million in preferred equity interest in six entities controlled by Diversified Investments, Inc. and the $1.4 million investment in the Diversified entities managing these properties (the "Mezzanine Investments"), the $1.4 million investment in the Lake Myers, Pine Haven, Twin Mills and Plymouth Rock joint ventures ("Joint Ventures"), the payment of a one-time special distribution of $8.00 per share, and an additional borrowing of $35 million under the Company's line of credit.

Related to the acquisition of the NHC portfolio, beginning in 1996, a series of partnerships were formed between "NHC" entities and "PAMI" (the former General Partner of NHC) entities. A trial on all claims between NHC and PAMI, including whether NHC had the authority to consummate the transaction with the Company was held on April 15 and 16, 2004. The Company continues to believe in the merit of NHC's claims and defenses. Under the terms and conditions of the partnership agreements, $69 million was paid to acquire the PAMI entities' interests. Principals of the NHC entities will continue to operate the properties under a management agreement with the Company and maintain a minority equity position in the new entity. The existing dispute is related to the PAMI entities' desire to liquidate their investments. While the possibility of additional litigation and its attendant risks remain, we believe that providing liquidity to the NHC entities to acquire the PAMI interests may assist in resolving the dispute.

The Company, after advice from its legal counsel, believes that there is substantial merit to its' position that the NHC Portfolio transaction is valid. Accordingly, the Company has treated the NHC Portfolio transaction as an acquisition in the financial statements.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 presents the effect of the following acquisitions as if they had occurred on January 1, 2003: Diversified, NHC, and the Other 2004 Acquisitions; and the income from the Mezzanine Investments and Joint Ventures.

The following unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on January 1, 2003.

The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements and Combined Statements of Revenue and Certain Expenses (included elsewhere herein).

                       MANUFACTURED HOME COMMUNITIES, INC
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2003
                                  (unaudited)
                             (amounts in thousands)


                                                                                           Other 2004
                                                                Diversified      NHC      Acquisitions   Adjustments
                                                  Historical        (A)          (B)          (C)            (D)        Pro Forma
                                                 ------------   -----------  ----------   -----------    -----------   -----------
ASSETS Investment in real estate:
  Land                                           $    282,803     $ 14,559    $  58,798    $ 11,837      $        -    $   367,997
  Land improvements                                   911,176       43,673      176,545      33,711               -      1,165,105
  Buildings and other depreciable property            121,117            0            0           0               0        121,117
                                                  ---------------------------------------------------------------------------------
                                                    1,315,096       58,232      235,343      45,548               -      1,654,219
  Accumulated depreciation                           (272,497)           0            0           0               0       (272,497)
                                                  ---------------------------------------------------------------------------------
    Net investment in real estate                   1,042,599       58,232      235,343      45,548               -      1,381,722
Cash and cash equivalents                             325,740      (15,144)     (65,326)     (9,513)       (228,008)         7,749
Notes receivable                                       11,551            -           31           -                         11,582
Investment in and advances to joint ventures           18,828            -            -           -          31,079         49,907
Rents receivable, net                                   2,385            -          547           -                          2,932
Deferred financing costs, net                          14,164            -            -           -                         14,164
Inventory                                              31,604            -          718         419                         32,741
Prepaid expenses and other assets                      27,044            -        4,343           -           7,233         38,620
                                                  ---------------------------------------------------------------------------------
     Total assets                                 $ 1,473,915     $ 43,088    $ 175,656    $ 36,454      $ (189,696)     1,539,417
                                                  =================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Mortgage notes payable                       $ 1,076,183     $ 41,550    $ 159,003    $ 33,626      $        -    $ 1,310,362
     Unsecured term loan                                    -            -            -           -               -              -
     Unsecured line of credit                               -            -            -           -          35,000         35,000
     Other notes payable                                  113            -            -           -               -            113
     Accounts payable and accrued expenses             27,815          421        4,388         432               -         33,056
     Accrued interest payable                           5,978            -          614           -               -          6,592
     Rents received in advance and security
       deposits                                         6,616        1,117        6,051       2,396               -         16,180
     Distributions payable                            224,696            -            -           -        (224,696)             -
                                                  ---------------------------------------------------------------------------------
       Total liabilities                            1,341,401       43,088      170,056      36,454        (189,696)     1,401,303
                                                  ---------------------------------------------------------------------------------

Commitments and contingencies

Minority interest - Common OP Units and other           1,716            -        5,600           -               -          7,316
Minority interest - Perpetual Preferred OP Units      125,000            -            -           -               -        125,000
                                                                                                                                 -
                                                                                                                                 -

Stockholders' equity:                                       -
     Common stock, $.01 par value                         222            -            -           -               -            222
     Paid-in capital                                  263,066            -            -           -               -        263,066
     Deferred compensation                               (494)           -            -           -               -           (494)
     Distributions in excess of accumulated
       earnings                                      (256,996)           -            -           -               -       (256,996)
                                                  ---------------------------------------------------------------------------------
     Total stockholders' equity                         5,798            -            -           -               -          5,798
                                                  ---------------------------------------------------------------------------------
     Total liabilities and stockholders' equity   $ 1,473,915     $ 43,088    $ 175,656    $ 36,454      $ (189,696)   $ 1,539,417
                                                  ---------------------------------------------------------------------------------


-------------
(A) Reflects the acquisition of ten properties from Diversified Investments, Inc. on February 5, 2004 for a total purchase price of $64 million. The amounts presented include the initial purchase price and subsequent closing costs and were allocated based on the fair value of the assets acquired and liabilities assumed.

(B) Reflects the acquisition of the NHC Portfolio on February 17, 2004 for a total purchase price of $235 million. The amounts presented include the initial purchase price and subsequent closing costs and were allocated based on the fair value of the assets acquired and liabilities assumed.

(C) Reflects the acquisitions of O'Connell's on January 15, 2004, Spring Gulch on January 30, 2004, Paradise on February 3, 2004, Twin Lakes on February 18, 2004, and Lakeside on February 19, 2004. The amounts presented include the initial purchase price and subsequent closing costs and were allocated based on the fair value of the assets acquired and liabilities assumed.

(D) Reflects the Mezzanine Investment, the investment in the Joint Ventures, an additional borrowing of $35.0 million under the Company's line of credit, payment of the one-time special distribution of approximately $225 million, and approximately $5.8 million related to the Diversified acquisition which is being held in escrow contingent upon future revenues.

                       MANUFACTURED HOME COMMUNITIES, INC
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (unaudited)
                  (amounts in thousands, except per share data)


                                                                                              Other 2004
                                                                    Diversified      NHC     Acquisitions   Adjustments
                                                       Historical       (A)          (B)         (C)            (D)       Pro Forma
                                                       -----------  -----------   ---------  ------------   -----------  -----------
PROPERTY OPERATIONS:
  Community base rental income                          $ 196,919                                 661                     $ 197,580
  Resort base rental income                                11,780     5,565          32,083     5,368                        54,796
  Utility and other income                                 20,150       462           4,927       697                        26,236
                                                        ----------------------------------------------------------------------------
      Property operating revenues                         228,849     6,027          37,010     6,726              -        278,612

  Property operating & maintenance                         64,996     2,577          17,659     4,239                        89,471
  Real estate taxes                                        18,917       392           2,533       181                        22,023
  Property management                                       9,373                                   9                         9,382
                                                        ----------------------------------------------------------------------------
  Property operating expenses                              93,286     2,969          20,192     4,429              -        120,876
                                                        ----------------------------------------------------------------------------
      Income from property operations                     135,563     3,058          16,818     2,297              0        157,736

HOME SALES OPERATIONS:
  Gross revenues from inventory home sales                 36,606                               1,093                        37,699
  Cost of inventory home sales                            (31,767)                               (960)                      (32,727)
                                                        ----------------------------------------------------------------------------
      Gross profit from inventory home sales                4,839         0               0       133              0          4,972
   Brokered resale revenues, net                            1,724                                                             1,724
   Home selling expenses                                   (7,360)                               (108)                       (7,468)
   Ancillary services revenues, net                           216                                 823                         1,039
                                                        ----------------------------------------------------------------------------
      Income (loss) from home sales operations               (581)        -               -       848              -            267

OTHER INCOME AND EXPENSES:
  Interest income                                           1,695                                                             1,695
  Equity in income of unconsolidated joint ventures         2,065                                              3,706          5,771
  General and administrative                               (8,060)                                                           (8,060)
  Interest and related amortization                       (58,402)                                           (13,502)       (71,904)
  Depreciation on corporate assets                         (1,240)                                                           (1,240)
  Depreciation on real estate assets and other costs      (38,034)                                            (8,717)       (46,751)
                                                        ----------------------------------------------------------------------------
      Total other income and expenses                    (101,976)        -               -         -        (18,513)      (120,489)
                                                        ----------------------------------------------------------------------------

MINORITY INTERESTS:
  (Income) allocated to Common OP Units                    (4,330)                                              (852)        (5,182)
  (Income) allocated to Perpetual Preferred OP Units      (11,252)                                                          (11,252)
                                                        ----------------------------------------------------------------------------

      Income from continuing operations                    17,424     3,058          16,818     3,145        (19,365)        21,080

DISCONTINUED OPERATIONS:
  Discontinued operations                                   1,043                                                             1,043
  Depreciation on discontinued operations                    (135)                                                             (135)
  Gain on sale of properties and other                     10,826                                                            10,826
  Minority interests on discontinued operations            (2,144)                                                           (2,144)
                                                        ----------------------------------------------------------------------------
      Income from discontinued operations                   9,590         -               -         -              -          9,590
                                                        ----------------------------------------------------------------------------

 NET INCOME AVAILABLE TO COMMON SHARES                     27,014     3,058          16,818     3,145        (19,365)        30,670
                                                        ============================================================================

EARNINGS PER COMMON SHARE - BASIC
  Income from continuing operations                     $    0.79                                                         $    0.95
                                                        =========                                                         ==========
  Income from discontinued operations                   $    0.43                                                         $    0.43
                                                        =========                                                         ==========
  Income available for Common Shares                    $    1.22                                                         $    1.39
                                                        =========                                                         ==========

EARNINGS PER COMMON SHARE - FULLY DILUTED
  Income from continuing operations                     $    0.78                                                         $    0.94
                                                        =========                                                         ==========
  Income from discontinued operations                   $    0.42                                                         $    0.42
                                                        =========                                                         ==========
  Income available for Common Shares                    $    1.20                                                         $    1.36
                                                        =========                                                         ==========

Weighted average common shares
    outstanding - basic                                    22,077                                                            22,077
                                                        =========                                                         ==========
Weighted average common shares
    outstanding - fully diluted                            28,002                                                            28,002
                                                        =========                                                         ==========


---------------

(A) Reflects the audited results of operations of the Diversified portfolio. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 2003 through December 31, 2003.

(B) Reflects the audited results of operations of the NHC Portfolio. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 2003 through December 31, 2003.

(C) Reflects the results of operations of the Other 2004 Acquisitions. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 2003 through December 31, 2003 for each of the properties

(D)  Reflects the following adjustments:

Equity in income of unconsolidated joint ventures:
       Income on $29.7 million Mezzanine Investments                                                          $  3,155

       Income on $1.4 million Joint Venture investments                                                            551
                                                                                                              --------
                                                                                                              $  3,706
                                                                                                              ========
Interest and related amortization:
       Interest associated with debt assumed in Diversified transaction bearing interest at
                 an average rate of 5.81% which reflects effective rates                                        (2,454)
       Interest associated with debt assumed in NHC Portfolio transaction bearing interest at an average
                 rate of 5.14%, which reflects effective rates                                                  (8,173)
       Interest associated with debt assumed in Other 2004 Acquisitions bearing interest at an
                 average rate of 5.6%, which reflects effective rates                                           (1,870)
       Interest associated with borrowings under the Company's line of credit bearing interest at LIBOR plus 1.65%, which based on the 30-day LIBOR rate at the time
                 of borrowings was 2.87%                                                                        (1,005)
                                                                                                              --------
                                                                                                              $(13,502)
                                                                                                              ========

Depreciation:
      Depreciation based on real property acquired in the amount $339 million less approximately 25% allocated to land, in the amount of $254 million,
                 and depreciated over a 30-year life for real property                                        $ (8,500)
      Reflects the Company's 25% interest in the depreciation on the Joint Ventures                                 (8)
      Reflects 7.59% minority interest in net income of NHC of $2.8 million                                       (209)
                                                                                                              --------
                                                                                                              $ (8,717)
                                                                                                              ========
Income allocated to minority interests:
      Reflects allocation of proforma net income to Common OP Units                                           $   (852)
                                                                                                              ========


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MANUFACTURED HOME COMMUNITIES, INC.


                                       BY: \s\ Thomas P. Heneghan
                                           -------------------------------------
                                           Thomas P. Heneghan
                                           President and Chief Executive Officer


                                       BY: \s\ Michael B. Berman
                                           ------------------------------------
                                           Michael B. Berman
                                           Vice President, Treasurer and
                                           Chief Financial Officer




DATE:  April 30, 2004

                       Manufactured Home Communities, Inc.

                   Diversified Investments Companies Portfolio
                            - Sacramento, California
                    Statement of Revenue and Certain Expenses
                      For The Year Ended December 31, 2003

                         Report of Independent Auditors


The Board of Directors of
Manufactured Home Communities, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of the Diversified Investments Companies Portfolio (the Properties) as described in Note 2 for the year ended December 31, 2003. The combined statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Manufactured Home Communities, Inc. as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses as described in Note 1 of the Properties for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.



                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 1, 2004

                   Diversified Investments Companies Portfolio
                            - Sacramento, California
                    Statement of Revenue and Certain Expenses
                      For The Year Ended December 31, 2003



    REVENUE
        Rental income                         $5,564,827
        Other income                             462,483
                                             -----------
                                               6,027,310
    CERTAIN EXPENSES
        General and administrative               381,502
        Utilities                                808,744
        Repairs and maintenance                  227,284
        Real estate taxes                        392,374
        Insurance                                261,120
        Payroll and benefits                     823,082
        Marketing                                 75,690
                                             -----------
                                               2,969,796
                                             -----------
    Revenue in excess of certain expenses    $ 3,057,514
                                             ===========

See accompanying notes.

                   Diversified Investments Companies Portfolio
                            - Sacramento, California
                    Statement of Revenue and Certain Expenses
                      For The Year Ended December 31, 2003


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined statement of revenue and certain expenses for the year ended December 31, 2003 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Manufactured Home Communities, Inc. The accompanying financial statements are not representative of the actual operations of the acquired Properties for the period presented as certain expenses, which may not be comparable to the expenses to be incurred by Manufactured Home Communities, Inc. in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of interest expense depreciation and amortization, professional fees and other costs not directly related to the future operations of the Properties.

Revenue and Expense Recognition

Rental income attributable to leases is recorded when earned from tenants. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting period. Actual results could differ from these estimates.

2. DESCRIPTION OF PROPERTIES

The accompanying combined statements of revenue and certain expenses relate to the combined operations of the Diversified Investments Companies Portfolio (the "Properties"), which are located in Arizona, Florida and North Carolina. The Properties have been presented on a combined basis because the Properties were under common ownership and management prior to acquisition. The Properties listed below were acquired on February 5, 2004 for $64 million by Manufactured Home Communities, Inc. from an unrelated party.

Property Name              Location                       Number of Sites
-------------              --------                       ---------------
                                                            (unaudited)
Shangri-La MHP             Largo, FL                                160
Coachwood Colony MHP       Leesburg, FL                             200
Southernaire MHP           Mount Dora, FL                           134
Sixth Avenue MHP           Zephyrhills, FL                          140
Topics RV Community        Spring Hill, FL                          230
Waterway RV Park           Cedar Point, NC                          336
Goose Creek Resort         Newport, NC                              598
Desert Paradise RV         Yuma, AZ                                 260
Suni Sands RV Resort       Yuma, AZ                                 336
Terra Ceia Village         Palmetto, FL                             203
                                                                  -----
                                                                  2,597


                       Manufactured Home Communities, Inc.

                            NHC Corporation Portfolio
                              - Scottsdale, Arizona
               Combined Statement of Revenue and Certain Expenses
                      For The Year Ended December 31, 2003

                         Report of Independent Auditors


The Board of Directors of
Manufactured Home Communities, Inc.

We have audited the accompanying combined statement of revenue and certain expenses of the NHC Corporation Portfolio (the Properties) as described in Note 2 for the year ended December 31, 2003. The combined statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Manufactured Home Communities, Inc. as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses as described in Note 1 of the Properties for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.



                                                   ERNST & YOUNG LLP

Chicago, Illinois
April 15, 2004

                            NHC Corporation Portfolio
                              - Scottsdale, Arizona
               Combined Statement of Revenue and Certain Expenses
                      For The Year Ended December 31, 2003



REVENUE
    Rental income                               $32,083,332
    Other income                                  4,927,261
                                                -----------
                                                 37,010,593
CERTAIN EXPENSES
    General and administrative                    2,849,777
    Utilities                                     5,444,927
    Repairs and maintenance                       1,568,194
    Real estate taxes                             2,533,121
    Insurance                                     1,355,148
    Payroll and Benefits                          6,441,433
                                                -----------
                                                 20,192,600
                                                -----------
Revenue in excess of certain expenses           $16,817,993
                                                ===========


See accompanying notes.

                            NHC Corporation Portfolio
                              - Scottsdale, Arizona
               Combined Statement of Revenue and Certain Expenses
                      For The Year Ended December 31, 2003

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined statement of revenue and certain expenses for the year ended December 31, 2003 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Manufactured Home Communities, Inc. The accompanying financial statements are not representative of the actual operations of the acquired Properties for the period presented as certain expenses, which may not be comparable to the expenses to be incurred by Manufactured Home Communities, Inc. in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of interest expense depreciation and amortization, professional fees and other costs not directly related to the future operations of the Properties.

Revenue and Expense Recognition

Rental income attributable to leases is recorded when earned from tenants. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting period. Actual results could differ from these estimates.

2. DESCRIPTION OF PROPERTIES

The accompanying combined statements of revenue and certain expenses relate to the combined operations of the NHC Corporation Portfolio (the "Properties"), which are located in Texas, Florida and California. The Properties have been presented on a combined basis because the Properties were under common ownership and management prior to acquisition. The Properties listed below were acquired on February 17, 2004 for approximately $235 million by Manufactured Home Communities, Inc. from an unrelated party.

Property Name               Location                Sites         Property Name                   Location                  Sites
                                               (unaudited)                                                             (unaudited)
---------------------------------------------------------         -----------------------------------------------------------------
Encore Harlingen            Harlingen, TX           1,027         Encore Orlando                  Orlando, FL                  471
Sunburst Harlingen          Harlingen, TX             301         Fort Myers Beach                Fort Myers, FL               306
Paradise Park               Harlingen, TX             563         Encore Daytona Beach North      Ormond Beach, FL             349
Southern Comfort            Weslaco, TX               403         Silver Dollar                   Odessa, FL                   385
Sunburst Weslaco            Weslaco, TX               390         Sunburst Lake Placid            Lake Placid, FL              408
Encore Mercedes             Mercedes, TX              493         Encore Sarasota North           Bradenton, FL                415
                                                                  Encore Tampa North              Lutz, FL                     255
Sunburst Port Richey        Hudson, FL                392         Sunshine Key Fun                Ohio Key, FL                 409
Sunburst St Petersburg      Largo, FL                 293         Sunburst Fort Myers             Fort Myers Beach, FL         246
Encore Sarasota South       Nokomis, FL               548         Sunburst Florida Keys           Sugarloaf Key, FL            100
Encore Port Charlotte       Port Charlotte, FL        528         Sunburst North Fort Myers       Fort Myers, FL               733
Park City West              Fort Lauderdale, FL       363         Tropical Palms Fun              Kissimmee, FL                585
Encore Punta Gorda          Punta Gorda, FL           206
Encore Vero Beach           Sebastian, FL             300         Pacific Dunes Ranch             Oceana, CA                   215
Encore Crystal River        Crystal River, FL         260         Tahoe Valley                    South Lake Tahoe, CA         413



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